Exhibit 32.1

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CNBX PHARMACEUTICALS INC. (the “Company”) on Form 10-Q for the period ended November 30, 2023, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Eyal Barad, Director and Chief Executive Officer (Principal Executive Officer) of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, that, to my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 12, 2024	By:	/s/ Eyal Barad
Eyal Barad
Chief Executive Officer (Principal Executive Officer)